LIGHTHOUSE OPPORTUNITY FUND
                 (Formerly known as Lighthouse Contrarian Fund)

                                 ANNUAL REPORT






--------------------------------------------------------------------------------
                               For the Year Ended
                                August 31, 2001

                                 RECENT CHANGES


--------------------------------------------------------------------------------
NAME CHANGE
--------------------------------------------------------------------------------

Effective November 13, 2001 the Lighthouse Contrarian Fund became the Lighthouse Opportunity Fund. Why the change? We have found, over time, that the word "Contrarian" is commonly misinterpreted or is unfamiliar to investors. Some believed the word denoted a restrictive methodology or indicated a bearish bias. Despite the sound fundamental principles on which the Contrarian investment philosophy is based, the Fund has often been viewed as a specialty fund or relegated to a niche category based primarily on its name. For this reason, we believed it beneficial to the Fund and its shareholders to rename the Fund to more accurately reflect its broader focus and significant flexibility.

Another way of describing a Contrarian is as an Opportunist. Our philosophy causes us to gravitate toward those areas of the market showing the greatest potential opportunity. From time to time, opportunities can exist in large capitalization stocks, small cap stocks, growth plays and value plays and we will continue to take advantage of these opportunities as they arise; hence the name Lighthouse Opportunity Fund.

Finally, it is important to note that this change represents a change in name only. It does not reflect a change in objectives, investment philosophy, management or any other operational aspect of the Fund.

--------------------------------------------------------------------------------
REDEMPTION FEE
--------------------------------------------------------------------------------

The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, effective November 13, 2001, the Fund will assess a 2.00% fee on redemptions of Fund shares that are held for less than sixty days. This fee may not be applicable to certain qualified accounts held by financial intermediaries. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.

Dear fellow Shareholders:

The tragic events of September 11 in New York and Washington, DC have shocked and saddened us just as they have all Americans. We extend our deepest sympathies to the victims and families who were so undeservingly impacted and pray that surviving friends and families will find strength and comfort when dealing with the loss of their loved ones. We know this experience has been very unsettling for all of us; it has increased uncertainty, and will continue to cause short-term market dislocations. However, over the long term, we believe it will encourage our country to grow closer and stronger.

Because the Fund's fiscal year end of August 31 was followed so closely by the events of September 11, we will be discussing Fund Performance, Economic Conditions and Market Conditions as they existed during and up through the end of the fiscal year. The Outlook and Strategy section will then present our views of the impact on these areas as a result of the tragedy.

FUND PERFORMANCE

We are pleased to report that the Lighthouse Opportunity Fund continues to outperform its benchmarks during 2001. For the calendar year-to-date through August 31, the Fund was up 4.60%. This result compares with the S&P 500 Index, which declined 13.40%, the small-cap Russell 2000 down 2.10% and the NASDAQ Composite Index down 26.92% over the same time period.

The technology, consumer, transportation, healthcare, and financial sectors all contributed positively to the Fund's performance during the period, while basic materials, energy and capital goods hurt performance.

As of August 31, 2001, technology held the top spot for sector weightings at 25.90% followed by the consumer sector at 22.80% and the energy sector at 11.36%. As of that date, the only two sectors not represented in the portfolio were communication services and utilities due to a lack of attractive opportunities in these areas.

We cut our weighting in the energy sector selling or trimming a number of positions that had performed well. We did this due to concerns over falling demand, keeping only those positions which we believed were unusually well-suited to hold their value.

The market's technology sector continued to implode from excessive inventories and a precipitous decline in future earnings expectations. We have added to technology on a selective basis. Many tech stocks are still over-valued. Others are revealing competitive disadvantages which were easily camouflaged when the technology spending environment was booming. Still, the upheaval in the sector has been non-discriminating. A number of companies have been sold to levels deemed by us as extremely attractive, given any time horizon longer than a quarter or two. We were able to pick up some good bargains.

We raised our weightings in the consumer cyclical and financial areas as these had been sold off in anticipation of a continually deteriorating economy. Many of these companies can be purchased at prices approaching single-digit price/earnings ratios while still showing good growth. When the markets sense that the economic bottom has been reached and is poised to turn higher, these two sectors should be among the market leaders on the way higher. We will continue to add to these sectors if prices decline.

We identified and continue to own a number of biotechnology stocks with promising pharmaceutical products in various phases of testing. Demographic considerations require that we continue to explore the healthcare sector for companies that will benefit from the aging of the Baby Boomer generation. We are searching for companies in the other fields of healthcare which should broaden and diversify our commitment to this area.

ECONOMIC CONDITIONS

The Federal Reserve and Federal lawmakers have been applying significant doses of monetary and fiscal stimulus in an attempt to reverse the incipient slide toward recession. During the first six months of this year, the Federal Reserve eased six times resulting in a combined 37% decrease in short-term interest rates. During that same period of time, the Fed had allowed the money supply (as represented by M2) to increase at a blistering 11% annual rate, the highest in eighteen years. Not to be outdone, the new administration teamed with Congress to pass a sweeping tax reduction bill which included (among other items) tax rebate checks. These rebates, up to $300 for a single filer and $600 for a joint return, were being sent to taxpayers in the hope of stimulating consumption, thereby boosting the economy. Some economists believed that half of the rebate checks would be spent, adding $30 billion to spending during the second half of 2001 and raising GDP growth by .6% to .7%.

Whether these steps would have been sufficient to avoid recession has been the subject of debate within the analyst and economist communities and solid arguments were made in support of both sides. Some believed that higher energy prices combined with rising interest rates during 1999-2000 served to slow the economy more than the Fed intended. Therefore, the easing actions taken by the Fed, combined with tax cuts and moderating energy prices, would have been sufficient to avert a major slowdown and would have allowed healthy growth to resume in the near term. Others disagreed, believing that our economic ills resulted from the after-effects of a capital spending boom brought on by easy money and overly-optimistic, "new era" thinking. This boom resulted in excess capacity, especially in the high-tech and telecommunication sectors, which will take years to absorb. Lower interest rates and tax cuts would do little to solve these problems. Consequently, one of the main drivers of GDP growth in recent years, capital spending, was in retreat.

Capital spending and inventory investment by businesses represent about 20% of GDP and its growth will be sorely missed. However, it pales in comparison to consumer spending which represents almost 65% of GDP. The overriding question and area of concern revolved around the impact a capital spending recession would have on consumer spending. A by-product of reduced capital spending is deterioration in the employment situation. As news of continuing layoffs permeated the airwaves on a daily basis, measures of consumer confidence worsened. In our opinion, when consumers decide to save significantly more and consume less due to the worrisome employment situation, a recession becomes likely. However, despite some weakening, employment was still very healthy by historical standards. Unemployment stood at 4.9% which compared to 4.0% at the height of the capital spending boom and 5% as a traditional measure of "full employment". Further, wages were still growing at a relatively robust 4.4% annual rate. Other positive factors supporting the consumer were lower interest rates, moderating energy prices and lower taxes.

MARKET CONDITIONS

The tug-of-war continued. On one hand, analysts were busy cutting earnings estimates of companies they follow in recognition of the continuing economic malaise. On the other hand, the markets were cognizant of the eventual impact that easing monetary and fiscal policy should have on the economy and the markets. Looking at it in another way, while earnings declined thereby raising the average stock's Price/Earnings Ratio, the Fed was lowering interest rates thereby raising the appropriate Price/Earnings Ratio an investor should be willing to accept.

Two years ago, we experienced the exact reverse of the above. Analysts were raising earnings estimates and price targets for almost all stocks under review, especially technology stocks. At the same time, the Fed, fearing an over-heated economy, was raising rates consistently. Initially, the stock market continued to increase, especially in the popular sectors. Technology, telecom, internet, and networking stocks were rising so fast that a theory began to emerge through the financial media postulating that higher interest rates would not affect the growth of new economy stocks. It was believed that these stocks, many flush with cash and with little debt, could access capital for growth through the stock market, venture capitalists, or joint ventures. This made the debt markets and interest rates irrelevant to their continued success.

We now know we were merely experiencing the delay in the effects of restrictive monetary policy. We believe it likely that we are doing the same today in reverse. It took restrictive monetary policy approximately 21 months to significantly throttle the powerful economic expansion that had been underway. We are now 18 months into an accommodative monetary cycle which should have beneficial impact in the months ahead.

OUTLOOK AND STRATEGY

Financial market and economic conditions, reviewed above as they existed at August 31, 2001, were significantly impacted by the senseless acts of violence eleven days later. The short-term impact will almost certainly be negative. Consumer confidence will suffer thereby negatively affecting retail sales. Also, the tendency of the public to stay at home, glued to television news programs, will probably reduce mall traffic as it has during previous times of crisis. This should exacerbate the drop in sales during the short term. Other than retail, industries directly affected, such as airlines, travel, and insurance will face a material financial impact. Many of these will resort to additional layoffs to combat declining revenues and higher expenses, further dragging down the general economy by increasing unemployment and reducing consumer spending.

We believe the lingering problems of a capital spending slowdown, now combined with a likely consumer slowdown, should be sufficient to tip the economy into recession. In recognition of this likelihood, the Federal Reserve has substantially increased the supply of money to the banking system and has reduced interest rates by an additional 50 basis points since the tragedy occurred. Indications are that further easing moves will be forthcoming. Talks of another tax cut and other stimulus packages are in the works. A $15 billion aid package to the beleaguered airline industry has already made it through Congress and has been signed by the President, an amazingly quick response. The bottom line is that negative economic trends will be accelerated and deepened by the tragedy. However, so will the magnitude and speed of remedial actions in the form of easier monetary and fiscal policy.

We believe longer term, consumer activity will return to normal, the economy will resume its growth, and corporate earnings will continue to climb as they have since the beginning of time. While terrorist activity is relatively new to U.S. shores, Europeans have been living with it for years. They continue to shop in stores, go on cruises, fly in airplanes, visit amusement parks and participate in other similar activities. In other words, while the short-term economic and market impact should be significant, the long-term effect may be negligible.

While these factors impact the environment in which we must make investment decisions, they do not affect the decisions themselves. We are constantly searching for sectors and stocks which are out of favor and under-priced relative to their longer-term prospects. Regardless of what the economy and the market are doing, there are always opportunities-- just different types and different quantities. We seek to add value by thinking as business people, buying good companies at attractive prices, exercising patience, and then selling those same companies at inflated prices. We believe our style is well suited to this market environment.

We are using the September 11th sell-off to try to add to selected positions in areas affected the most such as travel (Cendant) and airlines (Southwest Airlines). While near-term business conditions for many of these companies will be challenging, we believe that this fact is more than reflected in the price of the shares. Our long-term investment horizon serves us well in making these types of contrarian investments.

IN CONCLUSION

Since 1960, there have been 9 bear markets with an average duration of 15.1 months, the longest lasting 21 months. This bear market is now over 18 months old. We believe we are well positioned in the portfolio to benefit from an eventual recovery. Considering the massive $2.12 trillion in cash which has built on the sidelines and more arriving every day, when the turn does come, it could come in dramatic fashion.

In the meantime, we will continue to practice our contrarian, value-oriented discipline, focusing our attention on the merits of each individual company and its potential to benefit our shareholders. This market requires patience, conviction, and a lot of hard work. It demands the ability to know the difference between the price of a stock and its true value. We believe this type of market allows us to utilize our strengths to seek investment performance success.

Sincerely,


/S/ Lanny C. Barbee
Lanny C. Barbee
Portfolio Manager
September 27, 2001

------------
The total return for the twelve months ended August 31, 2001, average annual total return for three years, five years and from inception on September 29, 1995 through August 31, 2001, was -3.41%, 5.53%, -0.12% and 2.08%, respectively.
Results shown are past performance, which should not be regarded as an indicator of future results. Share value and returns fluctuate and investors may have a gain or loss when they sell shares. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown.

                          LIGHTHOUSE OPPORTUNITY FUND
                      VALUE OF A $10,000 VS S&P 500 INDEX


GRAPH 1 HERE

Graph depicts the comparison of a $10,000 investment with the Lighthouse Opportunity Fund and the S&P 500 Index over the period of September 1995 through August 2001.

                          AVERAGE ANNUAL TOTAL RETURN
                          PERIOD ENDED AUGUST 31, 2001
                     1 YEAR .......................(3.41%)
                      SINCE INCEPTION (9/29/95)..... 2.08%



                       Lighthouse Opportunity Fund        S&P 500 w/inc
             Sep-95              10,000                       10,000
             Dec-95              10,068                       10,599
             Dec-96              12,970                       13,035
             Dec-97              13,813                       17,382
             Dec-98               9,303                       22,349
             Dec-99               8,558                       27,040
             Dec-00              10,802                       23,219
             Aug-01              11,298                       20,108


GRAPH 2 HERE

                          LIGHTHOUSE OPPORTUNITY FUND
                       Value of $10,000 vs S&P 500 Index
             For the Period August 31, 1999 through August 31, 2001


                             Lighthouse Opportunity Fund         S&P 500 w/inc
                Aug-99                  10,000                      10,000
                Sep-99                  9,655                       10,296
                Dec-99                  9,252                       11,827
                Mar-00                  10,949                      12,098
                Jun-00                  11,994                      11,776
                Aug-00                  12,646                      11,632
                Sep-00                  12,128                      11,662
                Dec-00                  11,678                      10,156
                Mar-01                  11,419                       8,951
                Jun-01                  13,298                       9,475
                Aug-01                  12,215                       8,795




Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.


                          LIGHTHOUSE OPPORTUNITY FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at August 31, 2001
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 94.8%
AEROSPACE/DEFENSE EQUIPMENT: 0.0%
34,000           AVTEAM, Inc. - Class A* $                                   170
                                                                     -----------

AGRICULTURAL OPERATIONS: 4.3%
10,000           Delta and Pine Land Co.                                 202,000
 3,400           Potash Corp.                                            213,622
                                                                     -----------
                                                                         415,622
                                                                     -----------

AIRLINES: 1.3%
 6,800           Southwest Airlines Co.                                  121,652
                                                                     -----------

APPAREL MANUFACTURING: 5.8%
17,200           Guess?, Inc.*                                           128,140
 6,100           Jones Apparel Group, Inc.*                              194,590
 9,900           Quicksilver, Inc.*                                      227,898
                                                                     -----------
                                                                         550,628
                                                                     -----------

BANKS: 1.6%
 8,300           Glacier Bancorp, Inc.                                   155,293
                                                                     -----------

BIOTECHNOLOGY: 6.1%
 3,400           COR Therapeutics, Inc.*                                  93,330
10,500           Isis Pharmaceuticals, Inc.*                             171,150
19,000           Ligand Pharmaceuticals, Inc.*                           194,750
16,100           Ribozyme Pharmaceuticals, Inc.*                         123,648
                                                                     -----------
                                                                         582,878
                                                                     -----------

BUSINESS SERVICES: 1.4%
 9,800           RemedyTemp, Inc. - Class A*                             139,160
                                                                     -----------

COMMERCIAL SERVICES: 1.4%
 7,100           Cendant Corp.*                                          135,397
                                                                     -----------

COMMUNICATIONS EQUIPMENT: 1.0%
17,100           Sycamore Networks, Inc.*                                95,931
                                                                     -----------

COMPUTERS - NETWORKING: 0.7%
12,500           JNI Corp.*                                              68,875
                                                                     -----------

CONSUMER PRODUCTS: 2.9%
 6,400           Fossil, Inc.*                                           131,264
 9,800           Measurement Specialties Inc.*                           149,450
                                                                     -----------
                                                                         280,714
                                                                     -----------

ELECTRICAL COMPONENTS & Equipment: 1.9%
 9,400           American Superconductor Corp.*                         $122,200
12,300           Capstone Turbine Corp.*                                  61,377
                                                                     -----------
                                                                         183,577
                                                                     -----------

ELECTRONIC COMPONENTS: 11.3%
 5,300           Actel Corp.                                             119,515
 4,200           Altera Corp.*                                           119,280
 2,200           Analog Devices, Inc.*                                   105,116
 5,500           Coherent, Inc.*                                         194,700
 4,200           International Rectifier Corp.*                          155,316
 4,800           Merix Corp.*                                            92,448
10,000           Universal Display Corp.*                                120,500
 7,600           Vishay Intertechnology, Inc.*                           177,308
                                                                     -----------
                                                                       1,084,183
                                                                     -----------

ELECTRONIC INSTRUMENTS: 1.7%
 8,100           Keithley Instruments, Inc.                              161,271
                                                                     -----------

FOODS: 1.8%
 2,900           Suiza Foods Corp.*                                      168,142
                                                                     -----------
GOLD MINING: 3.2%
10,300           Barrick Gold Corp.                                      165,006
12,500           Placer Dome, Inc.                                       138,125
                                                                     -----------
                                                                         303,131
                                                                     -----------

INSURANCE: 1.2%
 4,100           UnumProvident Corp.                                     114,882
                                                                     -----------

INVESTMENT BANKING/BROKERAGE: 6.0%
 4,100           Bear Stearns Companies, Inc. (The)                      213,979
 1,900           Lehman Brothers Holdings, Inc.                          124,735
11,220           Southwest Securities Group, Inc.                        238,201
                                                                     -----------
                                                                         576,915
                                                                     -----------

MANUFACTURING EQUIPMENT: 9.5%
20,000           Applied Films Corp.*                                    410,000
 7,000           Electro Scientific Industries, Inc.*                    196,000
28,000           Trikon Technologies, Inc.*                              301,000
                                                                     -----------
                                                                         907,000
                                                                     -----------

See accompanying Notes to Financial Statements.


                                                                            7



                          LIGHTHOUSE OPPORTUNITY FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at August 31, 2001
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

MEDICAL PRODUCTS: 1.1%
35,600           Cohesion Technologies, Inc.*                           $102,225
                                                                      ----------
OIL & GAS EXPLORATION AND PRODUCTION: 7.5%
 2,700           Louis Dreyfus Natural Gas Corp.*                        89,775
 6,400           Plains Resources, Inc.* 173,760
 4,400           Pogo Producing Co.                                      105,116
 4,600           Pure Resources* 86,710
 4,300           St. Mary Land & Exploration Co. 82,560
36,000           Ultra Petroleum Corp.*                                  177,480
                                                                      ----------
                                                                         715,401
                                                                      ----------

OIL & GAS PIPELINES: 5.0%
16,900           Plains All American Pipeline, L.P.                      476,749
                                                                      ----------
OILFIELD EQUIPMENT/SERVICES: 4.1%
 5,900           Ensco International, Inc.                               107,616
39,000           Grey Wolf Inc.                                          93,990
29,200           Mitcham Industries, Inc.*                               128,188
 3,900           National-Oilwell, Inc.                                  60,606
                                                                      ----------
                                                                         390,400
                                                                      ----------
RESTAURANTS: 4.6%
 7,300           CEC Entertainment, Inc.*                                274,845
 5,200           Jack in the Box, Inc.*                                  170,976
                                                                      ----------
                                                                         445,821
                                                                      ----------
RETAIL - SPECIALTY: 5.2%
 4,200           Christopher & Banks Corp.                               119,994
14,000           Pacific Sunwear of California, Inc.*                    230,300
 4,500           Zale Corp.*                                             148,950
                                                                      ----------
                                                                         499,244
                                                                      ----------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------

SHIPPING: 1.1%
 6,600           Stelmar Shipping Ltd.                                  $108,900
                                                                      ----------
SOFTWARE: 1.8%
 3,800           Synopsys, Inc.*                                         175,332
                                                                      ----------
TRUCKING: 1.3%
 4,300           CNF, Inc.                                               129,129
                                                                      ----------
TOTAL COMMON STOCKS
        (cost $9,031,073)                                              9,088,622
                                                                      ----------


PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 6.7%
$643,354        Star Treasury Fund
                (cost $643,354)                                         643,354
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES
        (cost $9,674,427+): 101.5%                                    9,731,976
Liabilities in excess of
        Other Assets: (1.5)%                                           (146,552)
                                                                     ----------
NET ASSETS: 100.0%                                                   $9,585,424
                                                                     ==========

*    Non-income producing security.
+ At August 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation   $  1,276,953
     Gross unrealized depreciation     (1,219,404)
                                     ------------
     Net unrealized appreciation     $     57,549
                                     ============



See accompanying Notes to Financial Statements.


                          LIGHTHOUSE OPPORTUNITY FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at August 31, 2001
--------------------------------------------------------------------------------

ASSETS
        Investments in securities, at value (cost $9,674,427) ...   $  9,731,976
        Receivables:
                Fund shares sold ................................          3,227
                Dividends and interest ..........................          6,177
        Prepaid expenses ........................................         11,347
                                                                    ------------
                        Total assets ............................      9,752,727
                                                                    ------------

LIABILITIES
        Payables:
                Advisory fee ....................................         19,730
                Administration fees .............................          2,950
                Securities purchased ............................        117,601
                Distribution fees ...............................          4,337
                Fund shares repurchased .........................             20
        Accrued expenses ........................................         22,665
                                                                    ------------
                        Total liabilities .......................        167,303
                                                                    ------------

        NET ASSETS ..............................................   $  9,585,424
                                                                    ============

        Net asset value, offering and redemption price per share
                ($9,585,424/752,120 shares outstanding; unlimited
                number of shares authorized without par value) ..   $      12.74

COMPONENTS OF NET ASSETS
        Paid-in capital .........................................   $ 13,978,017
        Accumulated net realized loss on investments ............     (4,450,142)
        Net unrealized appreciation on investments ..............         57,549
                                                                    ------------
                        Net assets ..............................   $  9,585,424
                                                                    ============


See accompanying Notes to Financial Statements.


                          LIGHTHOUSE OPPORTUNITY FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS FOR THE YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
        Income
                Dividends .....................................   $    62,279
                Interest ......................................        43,449
                                                                  -----------
                        Total income ..........................       105,728
                                                                  -----------

        Expenses
                Advisory fees .................................       124,807
                Administration fees ...........................        30,000
                Distribution fees .............................        24,962
                Fund accounting fees ..........................        22,498
                Audit fees ....................................        17,501
                Transfer agent fees ...........................        14,166
                Registration fees .............................        10,528
                Reports to shareholders .......................         9,132
                Custody fees ..................................         6,627
                Trustee fees ..................................         5,947
                Legal fees ....................................         4,761
                Miscellaneous .................................         2,205
                Insurance expense .............................           388
                                                                  -----------
                        Total expenses ........................       273,522
                        Less: fees waived .....................       (73,777)
                                                                  -----------
                        Net expenses ..........................       199,745
                                                                  -----------
                                Net investment loss ...........       (94,017)
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain on investments ......................     1,804,957
        Net unrealized depreciation on investments ............    (2,038,930)
                                                                  -----------
                Net realized and unrealized loss on investments      (233,973)
                                                                  -----------
                        Net decrease in net assets resulting
                                from operations ...............   $  (327,990)
                                                                  ===========



See accompanying Notes to Financial Statements.


                          LIGHTHOUSE OPPORTUNITY FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED     YEAR ENDED
                                                                  AUGUST 31,     AUGUST 31,
                                                                    2001           2000
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
        Net investment loss ..............................   $    (94,017)   $    (98,475)
        Net realized gain (loss) on investments ..........      1,804,957        (288,515)
        Net unrealized appreciation (depreciation)
                on investments ...........................     (2,038,930)      2,515,417
                                                             ------------    ------------

                Net increase (decrease) in net assets
                resulting from operations ................       (327,990)      2,128,427
                                                             ------------    ------------

CAPITAL SHARE TRANSACTIONS
        Net decrease in net assets derived from net change
                in outstanding shares (a) ................       (850,498)     (3,749,347)
                                                             ------------    ------------

                Total decrease in net assets .............     (1,178,488)     (1,620,920)
NET ASSETS
        Beginning of year ................................     10,763,912      12,384,832
                                                             ------------    ------------

        End of year ......................................   $  9,585,424    $ 10,763,912
                                                             ============    ============

(a)     A summary of capital share transactions is as follows:





                            YEAR ENDED                  YEAR ENDED
                          AUGUST 31, 2001             AUGUST 31, 2000
                         ---------------              ---------------
                      Shares        Value          Shares          Value
                      ------        -----          ------          -----
Shares sold          181,426      $ 2,349,851     39,995        $   482,277
Shares redeemed      (244,922)    (3,200,349)     (411,900)     (4,231,624)
                     --------     ----------      --------      ----------
Net decrease         (63,496)     $  (850,498)    (371,905)     $(3,749,347)
                     =======      ===========     ========      ===========


See accompanying Notes to Financial Statements.
                                                                              11


                          LIGHTHOUSE OPPORTUNITY FUND
   FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                        YEAR ENDED AUGUST 31,
                                                                        ---------------------
                                                          2001         2000        1999         1998          1997
                                                          ----         ----        ----         ----          ----

Net asset value, beginning of year .............   $     13.20  $     10.43  $     10.85   $     15.76   $     13.57
                                                   -----------  -----------  -----------   -----------   -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
        Net investment income (loss) ...........         (0.13)       (0.17)       (0.07)         0.01          0.05
        Net realized and unrealized
                gain (loss) on investments .....         (0.33)        2.94        (0.34)        (4.31)         2.41
                                                   -----------  -----------  -----------   -----------   -----------

        Total from investment operations .......         (0.46)        2.77        (0.41)        (4.30)         2.46
                                                   -----------  -----------  -----------   -----------   -----------

LESS DISTRIBUTIONS:
        From net investment income .............         --           --           (0.01)        --            --
        From net realized gain .................         --           --           --          (0.61)        (0.27)
                                                   -----------  -----------  -----------   -----------   -----------

        Total distributions ....................         --           --           (0.01)      (0.61)        (0.27)
                                                   -----------  -----------  -----------   -----------   -----------

        Net asset value, end of year ...........   $     12.74  $     13.20  $     10.43   $     10.85   $     15.76
                                                   ===========  ===========  ===========   ===========   ===========

        Total return ...........................         (3.41)%      26.46%       (3.78)%      (28.46)%       18.22%
RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of year (millions) .....   $      9.6   $     10.8   $     12.4    $     21.7    $     30.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
        Before fees waived and expenses absorbed          2.74%        2.77%        2.47%         2.13%         2.24%
        After fees waived and expenses absorbed           2.00%        2.00%        2.00%*        2.00%*        2.00%*
RATIO OF NET INVESTMENT INCOME
    (LOSS) TO AVERAGE NET ASSETS:
        Before fees waived and expenses absorbed         (1.68)%      (1.76)%      (0.85)%       (0.06)%       (0.13)%
        After fees waived and expenses absorbed          (0.94)%      (0.99)%      (0.39)%*       0.08%*        0.11%*
        Portfolio turnover rate ................         72.15%       57.49%      122.00%        44.09%        21.94%


----------
* Excluding dividends paid on securities sold short representing 0.11%, 0.15% and 0.06% for the year ending August 31, 1999, 1998 and 1997 respectively.


See accompanying Notes to Financial Statements.

                          LIGHTHOUSE OPPORTUNITY FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

    The Lighthouse Opportunity Fund (formerly, the Lighthouse Contrarian Fund) (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. At August 31, 2001, the Fund had a capital loss carryfoward available for federal income tax purposes of $4,513,432, which expires in 2006, to offset future gains.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                          LIGHTHOUSE OPPORTUNITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended August 31, 2001, the Fund decreased paid-in capital by $94,017 due to the Fund experiencing a net investment loss. Accumulated net realized loss on investments and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

    For the year ended August 31, 2001, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 2001, the Fund incurred $124,807 in advisory fees.

    The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2001, the Advisor waived fees of $73,777.

    At August 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $269,428. The Advisor may recapture a portion of the above amount no later than the dates as stated below:


                                        August 31,
                                ----------------------------
                                2002        2003        2004
                                ----        ----        ----
                              $118,787    $76,864      $73,777

    The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                          LIGHTHOUSE OPPORTUNITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

    Investment Company Administration, LLC (the "Administrator") acts as administrator for the Fund. The Administrator is a division of Firstar Mutual Fund Services, LLC, an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

AVERAGE NET ASSETS OF THE FUND         FEE OR FEE RATE
------------------------------         ---------------
Under $15 million                      $30,000
$15 to $50 million                     0.20% of average daily net assets
$50 to $100 million                    0.15% of average daily net assets
$100 to $150 million                   0.10% of average daily net assets
Over $150 million                      0.05% of average daily net assets

    For the year ended August 31, 2001, the Fund incurred $30,000 in administration fees.

    First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as distribution coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended August 31, 2001, the Fund paid to the Advisor, as distribution coordinator, $24,962.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

    The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended August 31, 2001 were $6,766,862 and $7,647,902, respectively.

                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  LIGHTHOUSE OPPORTUNITY FUND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lighthouse Opportunity Fund (the "Fund"), a series of Professionally Managed Portfolios, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Opportunity Fund as of August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.



/s/ Ernest & Young LLP
Los Angeles, California
October 22, 2001

                      This page intentionally left blank.

--------------------------------------------------------------------------------

                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                   Toll-Free Account Inquiries (866) 811-0218

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                             Cincinnati, Ohio 45201

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                P.O. Box 542007
                              Omaha, NE 68154-1952

                                    Auditors
                               ERNST & YOUNG LLP
                               725 South Figueroa
                         Los Angeles, California 90017

                                  Legal Counsel
                       PAUL, HASTINGS, JANOFSKY & WALKER
                       345 California Street, 29th Floor
                        San Francisco, California 94104


--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.